Pledged or Mortgaged Assets - Certain Assets Provided as Collateral Mainly for Long-term Bank Loans and Leases (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Disclosure assets pledged as collateral [abstract]
Property, plant and equipment, net	$ 7,164,089	$ 241,703	$ 8,020,905
Other financial assets - non current	70,241	2,370	70,677
Assets pledged as collateral for liabilities	$ 7,234,330	$ 244,073	$ 8,091,582